EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$165,089,495
Monthly Profit (Loss):	$(17,507,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	August 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$144,877

Cost of sales	133,667
Gross profit	11,210

Selling and administrative expenses
Selling expense	4,880
Warehousing and shipping	6,952
Advertising	511
Division administrative expense	1,173
MIS expense	1,884
Corporate administrative expense	1,665
Total selling and administrative expense	17,065

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(5,855)

Interest expense
Interest expense - outside	7,553
Capitalized interest expense	-
Interest expense - intercompany	300
Interest income	-
Interest income - intercompany	-
Net interest expense	7,853

Other expense
Miscellaneous	1,114
Royalties - intercompany	2,725
Transaction gain/loss	-
Total other expense	3,839

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	101
Miscellaneous	4
Total other income	105
Net other expense	3,734

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(17,442)

Chapter 11 reorganization expenses	1,766

Income taxes (benefit)	(1,701)

Income (loss) before extraordinary item	(17,507)

Extraordinary item - net of taxes	-

Net income (loss)	$(17,507)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2004 to July 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 5,419	Senior Credit Facility	$ 439,655
Short-term investments	-	DIP Credit Agreement	148,637
Accounts receivable, net	230,465	Second Lien Facility	165,000
Total inventories	362,841	Accrued interest payable	899
Prepaid & other current assets	18,776	Accounts payable - trade	51,964
Total current assets	617,501	Accounts payable - intercompany	156,220
		Other payables and accrued liabilities	109,005
		Deferred income taxes	4,256
		Pension and other liabilities	142,834
Total investments & other assets	123,150	Total liabilities not subject to compromise	1,218,470

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	570,546	Deferred financing fees	(5,695)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	27,084
		Other payables and accrued liabilities	8,238
		Pension and other liabilities	18,844
		Total liabilities subject to compromise	1,084,601

		Total Liabilities	2,303,071

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	51,436
		Retained earnings (deficit)	(803,104)
		Minimum pension liability adjustment	(101,921)
		Other adjustments	(15,239)
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	(991,874)
TOTAL ASSETS	$ 1,311,197	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,311,197

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$(17,507)
Equity adjustments	(879)
Non-cash items
Depreciation and amortization expense	6,031
Gain/(Loss) on sale of assets	(101)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	(8,383)
Decrease / (increase) -- inventories	17,600
Decrease / (increase) -- other current assets	886
Decrease / (increase) -- other noncurrent assets and liabilities	1,339
Increase (decrease) -- accounts payable (trade)	1,267
Increase (decrease) -- accounts payable (intercompany)	9,256
Increase (decrease) -- accrued liabilities	(15,660)
Increase (decrease) -- accrued interest payable	(4,712)
Increase (decrease) -- pension and other liabilities	1,285
Increase (decrease) -- deferred federal income tax	(1,117)
Total Cash Flows from Operations	$(10,695)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,365)
Transfers	-
Net proceeds from sale of assets	1,231
Total Cash Flows from Investing	$(134)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	11,425
Total Cash Flows from Financing	$11,425

Beginning Cash Balance	4,823
Change in Cash	596
Ending Cash Balance	$5,419

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$24,915,609
Federal
Payroll taxes withheld	4,058,548	3,845,721	07/01/04
		981,745	07/08/04
		1,537,947	07/15/04
Employer payroll tax contributions incurred	1,781,547	1,108,046	07/22/04
		1,221,975	07/29/04
		982,198	07/30/04
Total Federal Taxes (1)	$5,840,095	$9,801,415
State and Local
Payroll taxes withheld
Alabama SIT	$332,877	$680,172	07/30/04
Arkansas SIT	909	909	07/14/04
California SIT	1,509	1,775	07/21/04
Georgia SIT	72,130	76,121	07/28/04
Illinois SIT	474	709	07/02/04
Indiana SIT	8,633	17,066	07/20/04
Louisiana SIT	164	508	07/02/04
Maine SIT	33,182	53,068	07/29/04
Minnesota SIT	1,148	1,150	07/21/04
Missouri	404	404	07/29/04
New York SIT	58,538	59,545	07/20/04
North Carolina SIT	253,920	401,863	07/28/04
Pennsylvania SIT	184	184	07/14/04
Rhode Island SIT	144	144	07/14/04
South Carolina SIT	190,713	310,108	07/28/04
Virginia SIT	31,353	25,294	07/28/04
Delaware Co IN	320	-
Hancock Co IN	102	-
Hamilton Co IN	39	-
Henry Co IN	761	-
Johnson Co IN	50	-
Madison Co IN	1,426	-
Marion Co IN	35	-
Washington Co IN	100	-
Randolph Co IN	67	-
Yonkers NY	10	10	07/20/04
New York City	15,896	16,190	07/20/04
Opelika AL	4,758	19,545	07/29/04

Total Payroll taxes	$1,009,846	$1,664,765

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	15,359	202,584	07/29/04
Arkansas SUTA	-	107	07/29/04
Florida SUTA	3,293	56,329	07/29/04
Georgia SUTA	896	30,200	07/29/04
Indiana SUTA	1,674	14,889	07/29/04
Louisiana SUTA	-	7,242	07/29/04
Maine SUTA	2,273	23,723	07/29/04
Minnesota SUTA	20	61	07/29/04
Missouri	-	5	07/29/04
Nevada SUTA	2,564	15,718	07/29/04

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
New York SUTA	364	2,390	07/29/04
North Carolina SUTA	121,852	774,955	07/29/04
South Carolina SUTA	8,472	126,540	07/29/04
Texas SUTA	41	174	07/29/04
Virginia SUTA	556	29,510	07/29/04
Washington SUTA	123	370	07/29/04

Total Employer payroll tax contributions	$157,487	$1,284,797

Gross taxable amount for sales and use	$4,434,343	$
Sales & Use taxes collected
Abbeville, Alabama	$2,296	$2,296	07/15/04
Alabama City/County (Greenville, Butler & Chambers County)	14,846	14,846	07/20/04
Alabama Regulation A	9,384	9,384	07/20/04
Alabama Sales	3,590	3,590	07/20/04
Alabama Use	42,441	42,441	07/20/04
Alatax (Opelika, Valley, Henry Co, Lee Co)	7,035	7,035	07/15/04
Florida	23,744	23,744	07/20/04
Georgia	12,657	12,657	07/20/04
Indiana (Daleville)	11	11	07/29/04
Indiana (Middletown)	382	382	07/15/04
Nevada	1,985	1,985	07/29/04
New York	9,271	9,271	07/15/04
North Carolina	22,314	22,314	07/12/04
North Carolina	19,062	19,062	07/26/04
South Carolina	21,091	21,091	07/20/04
Texas	1,150	1,150	07/15/04
Virginia Sales	198	198	07/15/04
Virginia Use	912	912	07/15/04

Total Sales & Use taxes paid	$192,369	$192,369
Property taxes		2,038
Other taxes		26,251

Total State and Local (1)	$1,359,702	$3,170,220

Total Taxes	$7,199,797	$12,971,635

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc. Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,345,491
Monthly Profit (Loss):	$3,636,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	August 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$8,480

Cost of sales	5,523
Gross profit	2,957

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	243
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	414

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	2,543

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	388
Net interest expense	(388)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	2,858
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	2,858
Net other expense	(2,668)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	5,599

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,963

Income (loss) before extraordinary item	3,636

Extraordinary item - net of taxes	-

Net income (loss)	$3,636

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2004 to July 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$170	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	2,780	Accrued interest payable	-
Total inventories	13,082	Accounts payable - trade	1,020
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,032	Other payables and accrued liabilities	10,569
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	11,589

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,459	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,400
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,400

		Total Liabilities	12,989

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	68,994
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	139,554
TOTAL ASSETS	$152,543	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$152,543

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$3,636
Non-cash items
Depreciation and amortization expense	139
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(2,780)
Decrease / (increase) -- inventories	1,180
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	261
Increase (decrease) -- accounts payable (intercompany	(4,844)
Increase (decrease) -- accrued liabilities	2,437
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$29

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(2)
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$(2)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$143
Change in Cash	27
Ending Cash Balance	$170

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	$-	$-
State and Local
Payroll taxes withheld	$-	-
Employer payroll tax contributions incurred
Nevada	$-	$-

Gross taxable sales	49,368	-
Sales & Use taxes collected
Maine	3,969	3,969	07/15/04
Property taxes
Other taxes
Total State and Local (1)	3,969	3,969
Total Taxes	$3,969	$3,969

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	August 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2004 to July 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(11)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	11
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes	-	-
State and Local
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-
Total State and Local	-	-
Total Taxes	$-	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,799
Monthly Profit (Loss):	$172,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	August 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$-

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	78
Net interest expense	(78)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	266

Chapter 11 reorganization expenses	-

Income taxes (benefit)	94

Income (loss) before extraordinary item	172

Extraordinary item - net of taxes	-

Net income (loss)	$172

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2004 to July 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$17	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable- customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	16,326	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	16,343	Other payables and accrued liabilities	266
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	266

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	266

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	16,075
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	16,077
TOTAL ASSETS	$16,343	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$16,343

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$172
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(266)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	93
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$(1)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	18
Change in Cash	(1)
Ending Cash Balance	$17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$-	$-
Federal
Payroll taxes withheld	-	-
Employer payroll tax contributions incurred	-	-
Total Federal Taxes (1)	-	-
State and Local
Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada	$-	$-
Gross taxable sales	-	-
Sales & Use taxes collected	-	-
Property taxes	-	-
Other taxes	-	-

Total State and Local (1)	-	-

Total Taxes	$-	$-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,630,897
Monthly Profit (Loss):	$254,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.
Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	August 30, 2004

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF OPERATIONS

(in $ thousands)
Total sales	$9,778

Cost of sales	5,935
Gross profit	3,843

Selling and administrative expenses
Selling expense	2,365
Warehousing and shipping	235
Advertising	193
Division administrative expense	294
MIS expense	69
Corporate administrative expense	103
Total selling and administrative expense	3,259

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	584

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	193
Interest income	-
Interest income - intercompany	-
Net interest expense	193

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	391

Chapter 11 reorganization expenses	-

Income taxes (benefit)	137

Income (loss) before extraordinary item	254

Extraordinary item - net of taxes	-

Net income (loss)	$254

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2004 to July 31, 2004

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,973	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	194	Long-term debt classified as current	-
Accounts receivable - intercompany	5,214	Accrued interest payable	-
Total inventories	20,412	Accounts payable - trade	475
Prepaid & other current assets	780	Accounts payable - intercompany	-
Total current assets	28,573	Other payables and accrued liabilities	4,716
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	5,191

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,445	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,673
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,673

		Total Liabilities	6,864

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	8,198
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	24,154
TOTAL ASSETS	$31,018	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$31,018

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2004 to July 31, 2004

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$254
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	67
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	(30)
Decrease / (increase) -- accounts receivable (intercompany)	(1,349)
Decrease / (increase) -- inventories	558
Decrease / (increase) -- other current assets	23
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(131)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	786
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$178

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	7
Transfers	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$7

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,788
Change in Cash	185
Ending Cash Balance	$1,973

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$913,387
Federal
Payroll taxes withheld	158,958	50,491	07/07/04
		59,832	07/02/04
		36,021	07/14/04
Employer payroll tax contributions incurred	68,325	88,895	07/21/04
		21,101	07/28/04
		8,036	07/30/04
Total Federal Taxes (1)	$227,283	$272,412
State and Local
Amount of payroll taxes withheld
Alabama SIT	$3,376	$4,764	07/30/04
California SIT	764	1,503	07/29/04
Connecticut	366	374	07/30/04
Georgia SIT	11,641	12,496	07/30/04
Massachusetts SIT	926	1,528	07/28/04
Minnesota SIT	878	948	07/29/04
Michigan SIT	1,341	1,708	07/14/04
New Jersey SIT	541	897	07/29/04
New York SIT	1,367	1,585	07/21/04
North Carolina SIT	1,867	2,437	07/30/04
Oregon SIT	1,123	1,213	07/28/04
Pennsylvania SIT	547	704	07/21/04
South Carolina SIT	1,658	1,892	07/28/04
Utah SIT	803	1,049	07/14/04
Virginia SIT	852	1,708	07/28/04
Lancaster PA	132	491	07/29/04

Total Payroll taxes	28,182	35,297
Amount of employer payroll tax contributions incurred
Alabama SUTA	$117	$1,455	07/30/04
California SUTA	260	2,870	07/30/04
Connecticut SUTA	694	2,933	07/30/04
Florida SUTA	557	3,528	07/30/04
Georgia SUTA	489	5,482	07/30/04
Massachusetts SUTA	176	662	07/30/04
Minnesota SUTA	96	348	07/30/04
Michigan SUTA	441	2,284	07/30/04
New Jersey SUTA	541	1,532	07/30/04
New York SUTA	752	2,467	07/30/04
North Carolina SUTA	130	617	07/30/04
Oregon SUTA	319	911	07/30/04
Pennsylvania SUTA	27	590	07/30/04
South Carolina SUTA	161	924	07/30/04
Tennessee SUTA	17	472	07/30/04
Texas SUTA	305	1,539	07/30/04
Utah SUTA	63	218	07/30/04
Virginia SUTA	65	813	07/30/04

Total Employer payroll tax contributions	$5,210	$29,645

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2004 to July 31, 2004

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	$5,379,083
Sales & Use taxes collected
Alabama City/County (Foley & Chambers Co.)	$6,984	$6,984	07/20/04
Alabama Sales	37,618	37,618	07/20/04
Alabama Use	75	75	07/20/04
Alatax (Bessemer, Boaz, Valley, Marshall Co)	10,846	10,846	07/15/04
Baldwin County Alabama	9,457	9,457	07/15/04
Florida	53,257	53,257	07/20/04
Georgia	74,508	74,508	07/20/04
Massachusetts	8,168	8,168	07/20/04
Michigan	17,667	17,667	07/08/04
Minnesota	1,675	1,675	07/20/04
New Jersey	16,269	16,269	07/20/04
New York	42,195	42,195	07/27/04
North Carolina	9,234	9,234	07/12/04
North Carolina	18,233	18,233	07/26/04
Pennsylvania	8,465	8,465	07/20/04
South Carolina	14,850	14,850	07/20/04
Tennessee (P.Forge, Interstate Sales)	24,504	24,504	07/20/04
Texas	59,154	59,154	07/20/04
Virginia Interstate Sales	77	77	07/15/04
Virginia Williamsburg	2,139	2,139	07/20/04

Total Sales & Use taxes paid	$415,375	$415,375
Property taxes		1,639
Other taxes		2,585

Total State and Local (1)	$448,767	$484,541

Total Taxes	$676,050	$756,953

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager